2 nd Quarter 2014 Financial Results Presentation August 6, 2014 Exhibit 99.2

Disclaimer
Forward-Looking Statements
Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2014. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods.
Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the
“Company”).  These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,”
“estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.  In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made.  We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance.  Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the
Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Chairman’s Comments
“We are pleased with the performance of our private client and investment banking groups, which contributed nicely to our results in a challenging market environment. Our global wealth management segment posted record net revenues and record pre-tax operating contributions in the quarter.
Investment banking benefitted from strong equity capital raising and advisory activity. Our institutional brokerage results are reflective of lower industry volumes.
During the second quarter, we announced two acquisitions. Oriel Securities, a London-based stockbroking and investment banking firm, will build out our institutional businesses already underway in London. And, in June, we announced the acquisition of Legg Mason Investment Counsel, which will be complementary to our high net worth private client group.”

Market Overview

Date S&P 500 10yr Risk Premium
6/30/2014 5.51% less 2.53% = 2.98%
12/31/2013 5.54% less 3.04% = 2.50%
6/28/2013 6.48% less 2.52% = 3.96%
Equity Risk Premium
Rates Flows
Period S&P 500 Dow
U.S. 10yr
Yield VIX
Equity
ADV
Corporate
Bond ADV
Equity
Mutual
Fund ($)
U.S. ECM
($)
U.S. DCM
($)
Municipal
Bond DCM
($)
U.S.
Announced
M&A ($)
U.S.
Completed
M&A ($)
2014 Q2 1,960 16,827 2.53% 11.6 6,053 21,086 11.0 83,276 511,307 88,100 437,829 202,682
2014 Q1 1,872 16,458 2.72% 13.9 6,944 21,854 56.2 58,733 546,728 63,600 300,917 345,386
2Q 5% 2% -19 bps -17% -13% -4% -81% 42% -6% 39% 45% -41%
6M 2014
1,960 16,827 2.53% 11.6 6,453 42,940 67.2 142,009 1,058,036 151,700 738,746 548,069
6M 2013
1,606 14,910 2.49% 16.9 6,441 41,021 70.4 136,510 1,194,511 176,800 517,109 469,376
YTD 6% 2% -51 bps -16%
6M/6M 0% 5% -5% 4% -11% -14% 43% 17%
Underwriting Volumes and M&A Volatility / Volumes Market Valuations
(1) Volumes are in million $, except trading volumes which are in million shares.
Source: Dealogic, SIFMA, ICI, KBW Research.

Financial Results

Stifel Financial Corp. Results
Three months ended June 30, 2014

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our recent acquisitions and discontinued
operations of SN Canada.
(2) Results for the three months ended June 30, 2013 and March 31, 2014 are Core (non-GAAP).
_________________________________________________________
(1)
(2)
(2)
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 6/30/13 % Change 3/31/14 % Change
Total revenues 570,543 $       (1,554) $          568,989 $       508,022 $       12.3% 557,288 $    2.4%
Interest expense 9,048 (206) 8,842 12,608 (28.2%) 8,853 2.2%
Net revenues 561,495 (1,348) 560,147 495,414 13.3% 548,435 2.4%
Compensation and benefits 353,754 1,513 355,267 311,228 13.7% 344,487 2.7%
Non-comp operating expenses 122,811 4,546 127,357 108,964 12.7% 119,376 2.9%
Total non-interest expenses 476,565 6,059 482,624 420,192 13.4% 463,863 2.7%
Income from continuing operations before income taxes 84,930 (7,407) 77,523 75,222 12.9% 84,572 0.4%
Provision for income taxes 33,664 (1,718) 31,946 30,089 11.9% 32,544 3.4%
Net income from continuing operations 51,266 $         (5,689) $          45,577 $         45,133 $         13.6% 52,028 $      (1.5%)
Discontinued operations:
Loss from discontinued operations, net of tax - (1,976) (1,976) - -
Net income 51,266 $         (7,665) $          43,601 $         45,133 $         13.6% 52,028 $      (1.5%)
Earnings per diluted common share:
Income from continuing operations 0.68 $              (0.08) $            0.60 $              0.69 $              (1.4%) 0.69 $           (1.4%)
Loss from discontinued operations - (0.02) (0.02) - -
Earnings per diluted common share 0.68 $              (0.10) $            0.58 $              0.69 $              (1.4%) 0.69 $           (1.4%)
Weighted average number of shares outstanding:
Diluted 75,641 74,090 2.1% 75,691 (0.1%)
Ratios to net revenues:
Compensation and benefits 63.0% 63.4% 62.8% 62.8%
Non-comp operating expenses 21.9% 22.8% 22.0% 21.8%
Income from continuing operations before income taxes 15.1% 13.8% 15.2% 15.4%
Three Months Ended June 30, 2014 Three Months Ended

Stifel Financial Corp. Results
Six months ended June 30, 2014

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our recent acquisitions and discontinued
operations of SN Canada.
(2) Results for the six months ended June 30, 2013 are Core (non-GAAP).
_________________________________________________________
(1)
(2)
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 6/30/13 % Change
Total revenues 1,127,831 $    (3,465) $           1,124,366 $    957,202 $        17.8%
Interest expense 17,901             (428)                   17,473             23,176             (22.8%)
Net revenues 1,109,930       (3,037)              1,106,893       934,026           18.8%
Compensation and benefits 698,241           3,797                702,038           592,355           17.9%
Non-comp operating expenses 242,187           7,017                249,204           202,458           19.6%
Total non-interest expenses 940,428           10,814             951,242           794,813           18.3%
Income from continuing operations before income taxes 169,502           (13,851)            155,651           139,213           21.8%
Provision for income taxes 66,208             (4,107)              62,101             54,022             22.6%
Net income from continuing operations 103,294 $        (9,744) $           93,550 $          85,191 $          21.2%
Discontinued operations:
Loss from discontinued operations, net -                     (2,567)              (2,567)
Net income 103,294 $        (12,311) $        90,983 $          85,191 $          21.2%
Earnings per diluted common share:
Income from continuing operations 1.37 $               (0.13) $             1.24 $               1.19 $               15.1%
Loss from discontinued operations, net -                     (0.04)                (0.04)
Earnings per diluted common share 1.37 $               (0.17) $             1.20 $               1.19 $               15.1%
Weighted average number of shares outstanding:
Diluted 75,665 71,627 5.6%
Ratios to net revenues :
Compensation and benefits 62.9% 63.4% 63.4%
Non-comp operating expenses 21.8% 22.5% 21.7%
Income from continuing operations before income taxes 15.3% 14.1% 14.9%
Six Months Ended June 30, 2014 Six Months Ended

Source of Revenues

($ in thousands)
6/30/14 6/30/13
%
Change
3/31/14
%
Change
6/30/14 6/30/13
%
Change
Commissions 152,712 $   154,795 $   (1.3%) 159,416 $       (4.2%) 312,128 $     300,662 $
3.8%
Principal transactions 125,676 111,306 12.9% 126,461 (0.6%) 252,137 218,570
15.4%
Brokerage revenues 278,388 266,101 4.6% 285,877 (2.6%) 564,265 519,232
8.7%
Capital raising 81,159 71,303 13.8% 73,804 10.0% 154,690 121,152
27.7%
Advisory 60,356 48,140 25.4% 58,500 3.2% 119,129 75,196
58.4%
Investment banking 141,515 119,443 18.5% 132,304 7.0% 273,819 196,348
39.5%
Asset mgt and service fees 94,231 76,088 23.8% 89,170 5.7% 183,401 145,000
26.5%
Other 8,742 11,787 (25.8%) 5,200 68.1% 13,942 32,206
(56.7%)
Total operating revenues 522,876 473,419 10.4% 512,551 2.0% 1,035,427 892,786
16.0%
Interest revenue 46,113 32,893 40.2% 42,826 7.7% 88,939 62,699
41.9%
Total revenues 568,989 506,312 12.4% 555,377 2.5% 1,124,366 955,485
17.7%
Interest expense 8,842 12,634 (30.0%) 8,631 2.4% 17,473 23,203
(24.7%)
Net revenues 560,147 $   493,678 $   13.5% 546,746 $       2.5% 1,106,893 $ 932,282 $
18.7%
Three Months Ended Six Months Ended

Brokerage & Investment Banking Revenues

($ in thousands)
6/30/14 6/30/13
% Change
3/31/14
% Change
6/30/14 6/30/13
% Change
Global Wealth Management 161,780 $  160,889 $  0.6% 161,505 $  0.2% 323,285 $  319,262 $  1.3%
Institutional Group
Equity brokerage 62,087 64,273 (3.4%) 65,768 (5.6%) 127,855 113,511 12.6%
Fixed income brokerage 54,520 40,939 33.2% 58,604 (7.0%) 113,124 86,439 30.9%
Total Institutional Group 116,607 105,212 10.8% 124,372 (6.2%) 240,979 199,950 20.5%
Total brokerage revenues 278,387 266,101 4.6% 285,877 (2.6%) 564,264 519,212 8.7%
Investment Banking:
Capital raising
Equity 65,750 53,577 22.7% 60,696 8.3% 126,174 85,172 48.1%
Fixed income 15,409 17,726 (13.1%) 13,108 17.6% 28,516 35,980 (20.7%)
Total capital raising 81,159 71,303 13.8% 73,804 10.0% 154,690 121,152 27.7%
Advisory fees 60,356 48,140 25.4% 58,500 3.2% 119,129 75,196 58.4%
Total Investment banking 141,515 119,443 18.5% 132,304 7.0% 273,819 196,348 39.5%
Three Months Ended Six Months Ended

Core Non-Interest Expenses
Three months ended June 30, 2014

_________________________________________________________
(1) Excludes non-core  adjustments consisting of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.
($ in thousands)
6/30/14
(1)
6/30/13 % Change 3/31/14 % Change 6/30/14
(1)
6/30/13 3/31/14
Net revenues 561,495 $     495,414 $     13.3% 548,435 $     2.4% 100.0% 100.0% 100.0%
Compensation and benefits 328,380 290,511 13.0% 321,035 2.3% 58.5% 58.6% 58.5%
Transitional pay
(2)
25,374 20,717 22.5% 23,452 8.2% 4.5% 4.2% 4.3%
Total compensation and benefits 353,754 311,228 13.7% 344,487 2.7% 63.0% 62.8% 62.8%
Occupancy and equipment rental 40,493 37,768 7.2% 39,570 2.3% 7.2% 7.6% 7.2%
Communication and office supplies 25,691 24,124 6.5% 24,801 3.6% 4.6% 4.9% 4.5%
Commissions and floor brokerage 9,248 9,374 (1.3%) 9,028 2.4% 1.6% 1.9% 1.6%
Other operating expenses 47,379 37,698 25.7% 45,977 3.0% 8.4% 7.6% 8.5%
Total non-comp operating expenses 122,811 108,964 12.7% 119,376 2.9% 21.9% 22.0% 21.8%
Total non-interest expense 476,565 420,192 13.4% 463,863 2.7% 84.9% 84.8% 84.6%
Income from continuing operations before income taxes 84,930 75,222 12.9% 84,572 0.4% 15.1% 15.2% 15.4%
Provision for income taxes 33,664 30,089 11.9% 32,544 3.4% 6.0% 6.1% 5.9%
Non-GAAP net income from continuing operations 51,266 $       45,133 $       13.6% 52,028 $       (1.5%) 9.1% 9.1% 9.5%
Non-core expenses (after-tax)
(5,689) (14,217) (4,055)
GAAP net income from continuing operations 45,577 $       30,916 $       47,973 $
Three Months Ended % of Net revenues

Core Non-Interest Expenses
Six months ended June 30, 2014

_________________________________________________________
(1) Excludes non-core  adjustments consisting of merger-related revenues and expenses associated with our recent acquisitions and discontinued operations of SN
Canada.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.
($ in thousands)
6/30/14
(1)
6/30/13 % Change 6/30/14
(1)
6/30/13
Net revenues 1,109,930 $  934,026 $     18.8% 100.0% 100.0%
Compensation and benefits 649,415 550,812 17.9% 58.5% 59.1%
Transitional pay
(2)
48,826 41,543 17.5% 4.4% 4.4%
Total compensation and benefits 698,241 592,355 17.9% 62.9% 63.4%
Occupancy and equipment rental 80,063 68,741 16.5% 7.2% 7.4%
Communication and office supplies 50,492 45,459 11.1% 4.5% 4.9%
Commissions and floor brokerage 18,276 17,823 2.5% 1.6% 1.9%
Other operating expenses 93,356 70,435 32.5% 8.4% 7.6%
Total non-comp operating expenses 242,187 202,458 19.6% 21.8% 21.7%
Total non-interest expense 940,428 794,813 18.3% 84.7% 85.1%
Income from continuing operations before income taxes 169,502 139,213 21.8% 15.3% 14.9%
Provision for income taxes 66,208 54,022 22.6% 6.0% 5.8%
Non-GAAP net income from continuing operations 103,294 $     85,191 $       21.2% 9.3% 9.1%
Non-core expenses (after-tax)
(9,744) (39,339)
GAAP net income from continuing operations 93,550 $       45,852 $
Six Months Ended % of Net revenues

Three Months Ended
($ in thousands) 3/31/14 6/30/14 9/30/14 12/31/14
Acquisitions
Acacia Federal Savings Bank 1,723 $       2,762 $
De La Rosa & Co., Inc. 130              765
Keefe, Bruyette & Woods, Inc. 1,008           1,657
Knight Fixed Income 2,407           94
Miller Buckfire & Co., LLC 1,172           1,233
Ziegler Capital Management 4                   11
6,444           6,522           4,000           2,500
Oriel Securities Holding Limited -               557
Legg Mason Invesment Counsel -               328
Total Deal Costs (Pre-tax) 6,444 $       7,407 $       4,000 $       2,500 $
Discontinued Operations, net (591) $         (1,976) $      (200) $         - $
Actual Estimate
Undetermined
Undetermined
Non-Core Deal Costs

Segment Comparison - Core

(1) Excludes the other segment.
_________________________________________________________
($ in thousands)
6/30/14 6/30/13
%
Change
3/31/14
%
Change
6/30/14 6/30/13
%
Change
Net revenues:
Global Wealth Management 307,247 $  282,717 $  8.7% 297,183 $  3.4% 604,430 $   549,674 $   10.0%
Institutional Group 255,712 215,444 18.7% 249,977 2.3% 505,689 388,744 30.1%
Other (1,464) (2,747) 46.7% 1,275 (214.8%) (189) (4,392) 95.7%
561,495 $  495,414 $  13.3% 548,435 $  2.4% 1,109,930 $ 934,026 $   18.8%
Operating contribution:
Global Wealth Management 89,098 $    78,924 $    12.9% 79,676 $    11.8% 168,774 $   148,423 $   13.7%
Institutional Group 42,690 31,083 37.3% 45,622 (6.4%) 88,312 59,313 48.9%
Other (46,858) (34,785) (34.7%) (40,726) (15.1%) (87,584) (68,523) (27.8%)
84,930 $    75,222 $    12.9% 84,572 $    0.4% 169,502 $   139,213 $   21.8%
Operating contribution
Global Wealth Management 29.0 27.9 26.8 27.9 27.0
Institutional Group 16.7 14.4 18.3 17.5 15.3
15.1 15.2 15.4 15.3 14.9
As a percentage of net revenues:
(1)
Three Months Ended Six Months Ended

Non Comp Operating Expenses by Segment - Core

($ in thousands)
6/30/14 6/30/13
%
Change
3/31/14
%
Change
6/30/14 6/30/13
%
Change
Non-comp operating expenses:
Global Wealth Management 46,425 $     40,637 $     14.2% 43,339 $     7.1% 89,764 $      80,499 $      11.5%
Institutional Group 55,523        51,964        6.8% 50,399        10.2% 105,862       90,213         17.3%
Other 20,863        16,363        27.5% 25,638        (18.6%) 46,561         31,746         46.7%
122,811 $   108,964 $   12.7% 119,376 $   2.9% 242,187 $    202,458 $    19.6%
Three Months Ended Six Months Ended
(1) Excludes the other segment.
_________________________________________________________

Global Wealth Management
($ in thousands) 6/30/14 6/30/13 % Change 3/31/14 % Change 6/30/14 6/30/13 % Change
Commissions 107,438 $    104,576 $    2.7% 107,739 $    (0.3%) 215,177 $    206,662 $    4.1%
Principal transactions 54,342         56,313         (3.5%) 53,766         1.1% 108,108       112,620       (4.0%)
Asset management & service fees 94,187         75,976         24.0% 89,130         5.7% 183,317       144,910       26.5%
Net interest 35,839         24,505         46.2% 35,262         1.6% 71,101         45,991         54.6%
Investment banking 9,892           15,334         (35.5%) 9,926           (0.3%) 19,818         26,437         (25.0%)
Other income 5,549           6,013           (7.7%) 1,360           307.9% 6,909           13,054         (47.1%)
Net revenues 307,247       282,717       8.7% 297,183       3.4% 604,430       549,674       10.0%
Compensation and benefits 171,724       163,156       5.3% 174,168       (1.4%) 345,892       320,752       7.8%
Non-comp operating expenses 46,425         40,637         14.2% 43,339         7.1% 89,764         80,499         11.5%
Total non-interest expenses 218,149       203,793       7.0% 217,507       0.3% 435,656       401,251       8.6%
Income before income taxes 89,098 $      78,924 $      12.9% 79,676 $      11.8% 168,774 $    148,423 $    13.7%
Ratios to net revenues :
Compensation and benefits 55.9% 57.7% 58.6% 57.2% 58.4%
Non-comp operating expenses 15.1% 14.4% 14.6% 14.9% 14.6%
Income before income taxes 29.0% 27.9% 26.8% 27.9% 27.0%
Three Months Ended Six Months Ended

Stifel Bank & Trust
(an operating unit of GWM)

Note:  Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages.
(1) Investment securities includes available-for-sale and held-to-maturity securities.
(2) Includes loans held for sale.
_________________________________________________________
Actual ($) Yield (%) Actual ($) Yield (%) Actual ($) Yield (%) Q214 v Q213 Q214 v Q114
Assets
Federal funds sold 132,152 0.37 110,514 0.24 181,438 0.55 19.6 (27.2)
Investment securities
(1)
2,915,235 2.47 2,956,073 2.14 3,083,902 2.54 (1.4) (5.5)
Bank loans
(2)
1,893,330 3.38 1,137,011 3.35 1,616,832 3.49 66.5 17.1
Total interest earning assets 4,940,717 2.73 4,203,598 2.42 4,882,172 2.67 17.5 1.2
Other assets (non-interest earning) 109,319 102,849 112,043 6.3 (2.4)
Total assets 5,050,036 4,306,447 4,994,215 17.3 1.1
Liabilities
Deposits 4,653,656 0.14 4,007,050 0.31 4,605,260 0.15 16.1 1.1
Other liabilities (non-interest bearing) 26,182 14,410 37,265 81.7 (29.7)
Total liabilites 4,679,838 4,021,460 4,642,525 16.4 0.8
Net interest margin 2.59 2.13 2.53
Allowance for loan losses 17,104 $         10,919 $              14,131 $             56.6 21.0
Allowance as a percentage of loans
0.97% 1.10% 0.94%
Non-performing assets as a percentage of total assets 0.10% 0.03% 0.03%
% Change As of 6/30/14 As of 6/30/13 As of 3/31/14

Institutional Group

($ in thousands) 6/30/14 6/30/13 % Change 3/31/14 % Change 6/30/14 6/30/13 % Change
Net revenues 255,712 $   215,444 $   18.7% 249,977 $   2.3% 505,689 $   388,744 $   30.1%
Compensation and benefits 157,499 132,397 19.0% 154,016 2.3% 311,515 239,218 30.2%
Non-comp operating expenses 55,523 51,964 6.8% 50,339 10.3% 105,862 90,213 17.3%
Total non-interest expenses 213,022 184,361 15.5% 204,355 4.2% 417,377 329,431 26.7%
Income before income taxes 42,690 $     31,083 $     37.3% 45,622 $     (6.4%) 88,312 $     59,313 $     48.9%
Ratios to net revenues :
Compensation and benefits 61.6% 61.5% 61.6% 61.6% 61.5%
Non-comp operating expenses 21.7% 24.1% 20.1% 20.9% 23.2%
Income before income taxes 16.7% 14.4% 18.3% 17.5% 15.3%
Three Months Ended Six Months Ended

Financial Condition

Capital Structure
As of June 30, 2014
(in thousands, except ratios)

_________________________________________________________
(1)
(2)
($ in thousands)
Total Assets 9,575,012 $
Stockholders' Equity 2,173,191 $
6.70% senior notes, due 2022 175,000 $
5.375% senior notes, due 2022 150,000
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500
Total Capitalization 2,580,691 $
4.250% senior notes, due 2024 300,000
Total Capitalization (pro forma) 2,880,691 $
Ratios:
Debt to Equity
(1)
18.8%
Pro Forma Debt to Equity
(2)
32.6%
Tier 1 Leverage Ratio 15.4%
Tier 1 Risk Based Capital Ratio 25.5%
Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m) and Senior Notes ($325.0m) divided by stockholders’ equity.
Pro forma debt to equity ratio includes the $300.0 million, 4.250% senior notes issued in July 2014.

Other Financial Data
(1)
_________________________________________________________
As of
6/30/14 6/30/13 % Change 3/31/14 % Change
Total assets (000s):
Stifel Nicolaus & Stifel Financial 4,524,976 $          4,186,744 $       8.1% 4,393,599 $       3.0%
Stifel Bank 5,050,036 4,306,447 17.3% 4,994,215 1.1%
Total assets 9,575,012 $          8,493,191 $       12.7% 9,387,814 $       2.0%
Total shareholders' equity (000s):
Stifel Nicolaus & Stifel Financial 1,802,993 $          1,613,003 $       11.8% 1,748,450 $       3.1%
Stifel Bank 370,198 284,987 29.9% 351,690 5.3%
Total shareholders' equity 2,173,191 $          1,897,990 $       14.5% 2,100,140 $       3.5%
Leverage ratio:
Stifel Nicolaus & Stifel Financial 2.0 2.0 1.4% 2.0 0.4%
Stifel Bank 13.6 15.1 (9.7%) 14.2 (3.9%)
Total leverage ratio 3.7 3.6 3.0% 3.7 (0.9%)
Book value per share 33.18 $                   30.05 $               10.4% 32.09 $               3.4%
Financial advisors
(1)
2,085 2,069 0.8% 2,081 0.2%
Full-time associates 5,881 5,759 2.1% 5,831 0.9%
Locations 361 357 1.1% 359 0.6%
Total client assets (000s) 173,383,000 $     150,628,000 $  15.1% 168,899,000 $  2.7%
As of
Includes 140, 145 and 141 independent contractors as of June 30, 2014, June 30, 2013, and March 31, 2014.

LEGG MASON

Oriel SECURITIES

DE LA ROSA INVESTMENT BANKERS

STIFEL

Acquisition Updates
Investment Counsel

Closed April 3, 2014
Fully integrated into Stifel’s Public Finance business
Ranked #1 senior manager in the first six months of
2014 in California in terms of dollar volume and the
number of issues underwritten
Closed July 31, 2014
Business as usual through the balance of 2014
Integration and conversion efforts scheduled for
Q1 2015
Expected to close in the fourth quarter 2014
Working through customary regulatory, mutual fund
conversion, and account change processes

Ziegler Lotsoff
CAPITAL MANAGEMENT, LLC

ACACIA
FEDERAL SAVINGS BANK

Knight
Fixed Income

KBW

STIFEL

Acquisition Updates
Closed November 30, 2013
Strong asset and earnings growth since the acquisition
New asset management strategies and coordinated marketing
with Stifel’s existing asset management platform
Closed February 15, 2013
2Q 2014 was KBW’s best quarter since 1Q 2011
Improving market share – Advised 7 of top 10 bank mergers
in 1H14.
Client facing and major systems integration completed
Closed October 31, 2013
Single branch location closed; Cost saving targets fully achieved
>5% yield on 1-4 family loan portfolio, short duration (avg ~1 year to re-price)
Annualized run rate on pace to exceed target of $10mm/year
Closed July 1, 2013
Revenue expectations achieved

Q&A